Supplement Dated May 8, 2014
To The Prospectus Dated April 28, 2014

Curian Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective May 8, 2014, unless otherwise noted below.

In the section entitled, “Summary Overview of Each Fund” for the Curian/Schroder Emerging Europe Fund under “Principal Risks of Investing in the Fund,” please add the following risk:

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at advantageous times or prices.  Illiquid securities may also be difficult to value.  If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

In the section entitled, “Additional Information About Each Fund” for the Curian/BlackRock Global Long Short Credit Fund under “Principal Investment Strategies,” please delete the seventh paragraph in its entirety.

In the section entitled, “Additional Information About Each Fund” for the Curian/Schroder Emerging Europe Fund under “Principal Risks of Investing in the Fund,” please add the following risk:

•	Liquidity risk

In the section entitled “More About the Funds,” sub-section entitled “Benchmarks,” please add the following row to the table:

Name	Primary Benchmark	Secondary Benchmark(s)
Curian Guidance – Growth Fund	Dow Jones Moderately Aggressive Index	S&P 500 Index/MSCI EAFE Index (Net)/ Barclays U.S. Aggregate Bond Index/Credit Suisse Hedge Fund Index (35/30/15/20)

This supplement is dated May 8, 2014.